EXECUTION VERSION TERMINATION AGREEMENT This Termination Agreement, dated as of June 30, 2022 (the "Termination Agreement"), by and between (i) Journey Insurance Company, a Florida corporation (“Company”), (ii) United Insurance Holdings Corp., a Delaware corporation, ("UIHC"), and (iii) RJ Kiln & Co. (No. 3) Limited, a limited company registered in England and Wales ("Investor," and together with UIHC and the Company, the "Parties," and each, a "Party") is effective as of June 1, 2022 (“Termination Date”). WHEREAS, the Parties have entered into a Stockholders Agreement, dated as of September 20, 2018 (the "Agreement"); WHEREAS, the Parties hereto desire to terminate the Agreement on the terms and subject to the conditions set forth herein; and WHEREAS, pursuant to Section 5.1 of the Agreement, the Parties may not terminate the Agreement except by a writing signed by each Party. NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Termination of the Agreement. Subject to the terms and conditions of this Termination Agreement, the Agreement is hereby terminated as of the Termination Date. From and after the Termination Date, the Agreement will be of no further force or effect, and the rights and obligations of each of the Parties thereunder shall terminate. 2. Limited Release of Investor. (a) In consideration of the covenants, agreements, and undertakings of the Parties under this Termination Agreement, the Company and UIHC, on behalf of themselves and their respective present and former parents, subsidiaries, Affiliates, officers, directors, shareholders, members, successors, and assigns (collectively, "UIHC Releasors") hereby release, waive, and forever discharge the Investor and its respective present and former, direct and indirect, parents, subsidiaries, Affiliates, employees, officers, directors, shareholders, members, agents, Representatives, permitted successors, and permitted assigns (collectively, "Investor Releasees") of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether matured or unmatured, in law, admiralty, or equity (collectively, "Claims"), which any of such UIHC Releasors ever had, now have, or hereafter can, shall, or may have against any of such Investor Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Termination Agreement that arises under, out of or that relates to the Agreement, except for any such Claim (i) that relates to rights and obligations preserved by, created by, or otherwise arising out of this Termination Agreement (including any surviving indemnification obligations under the Agreement), (ii) that cannot be released as a matter

EXECUTION VERSION 2 of law, and/or (iii) which, as of the Termination Date, was not known to, and in the exercise of reasonable diligence was not knowable by, the UIHC Releasor by or in whose favor the claim is subsequently asserted. 3. Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (a) It has the full right, power, and authority to enter into this Termination Agreement and to perform its obligations hereunder. (b) The execution of this Termination Agreement by the individual whose signature is set forth at the end of this Termination Agreement on behalf of such Party, and the delivery of this Termination Agreement by such Party, have been duly authorized by all necessary action on the part of such Party. (c) This Termination Agreement has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms. (d) EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 3, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY'S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS TERMINATION AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY'S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 3. 4. Confidentiality. Subject to the terms and conditions of Section 5, each Party acknowledges the confidential nature of the terms and conditions of this Termination Agreement (collectively, the "Confidential Information") and agrees that it shall not (a) disclose any of such Confidential Information to any Person, except to such Party's Affiliates, employees, advisors and other representatives who need to know the Confidential Information to assist such Party, or act on its behalf, to exercise its rights or perform its obligations under this Termination Agreement, or (b) use the Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Termination Agreement, including enforcement of the terms of this Agreement. Each Party shall be responsible for any breach of this Section 4 caused by any of its Affiliates, employees, advisors and other representatives. Notwithstanding the foregoing, if any Confidential Information is permissibly disclosed pursuant to Section 5, such information will no longer be deemed "Confidential Information" for the purposes of this Section 4.

EXECUTION VERSION 3 5. Publicity and Announcements. Neither Party shall (orally or in writing) publicly disclose or issue any press release or make any other public statement, or otherwise communicate with the media, concerning the existence of this Termination Agreement or the subject matter hereof, without the prior written approval of the other Party (which shall not be unreasonably withheld or delayed), except to the extent that such Party is required to make any public disclosure or filing with respect to the subject matter of this Termination Agreement (i) by applicable Law, (ii) pursuant to any rules or regulations of any securities exchange of which the securities of such party or any of its Affiliates are listed or traded or (iii) in connection with enforcing its rights under this Termination Agreement. 6. Condition Precedent. This Agreement is expressly made subject to the condition precedent of closing and Investor’s receipt of the payment due Investor under that certain Stock Re-Purchase Agreement dated June 30, 2022 by and between Investor and Journey Insurance Company (to which a copy of this Agreement is attached as Exhibit E thereto). 7. Miscellaneous. (a) All notices, requests, consents, claims, demands, waivers, summons, and other legal process, and other similar types of communications hereunder (each, a "Notice") must be in writing and addressed to the relevant Party at the address set forth on the first page of this Termination Agreement (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 7(a). All Notices must be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), or certified or registered mail (in each case, return receipt requested, postage prepaid). A Notice is effective only (i) upon receipt by the receiving Party and (ii) if the Party giving the Notice has complied with the requirements of this Section 7(a). (b) This Agreement and all related documents, and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute are governed by, and construed in accordance with, the laws of the State of Florida, United States of America, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Florida. (c) This Termination Agreement and each of the terms and provisions hereof may only be amended, modified, waived, or supplemented by an agreement in writing signed by each Party. (d) Neither Party may assign, transfer, or delegate any or all of its rights or obligations under this Termination Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment will relieve the assigning party of any of its obligations hereunder. Any attempted assignment, transfer, or other conveyance in violation of the foregoing will be null and void. This Termination Agreement will inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

EXECUTION VERSION 4 (e) The Parties drafted this Termination Agreement without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. (f) If any term or provision of this Termination Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Termination Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. (g) Each Party acknowledges and agrees that (i) a breach or threatened breach by such party of any of its obligations under Section 4 and Section 5 would give rise to irreparable harm to the other party for which monetary damages would not be an adequate remedy and (ii) in the event of a breach or a threatened breach by such Party of any such obligations, the other Party will, in addition to any and all other rights and remedies that may be available to such party at law, in equity or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction, without any requirement to post a bond or other security, and without any requirement to prove actual damages or that monetary damages will not afford an adequate remedy. Each Party agrees that it shall not oppose or otherwise challenge the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in either case, consistent with the terms of this Section 7(g). (h) This Termination Agreement constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. (i) Each Party shall pay its own costs and expenses in connection with the drafting, negotiation and execution of this Termination Agreement (including the fees and expenses of its advisors, accounts, and legal counsel). (j) Except as expressly set forth in the second sentence of this Section 7(j), this Termination Agreement benefits solely the Parties hereto and their respective permitted successors and permitted assigns, and nothing in this Termination Agreement, express or implied, confers on any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement. The Parties hereby designate all Releasors as third-party beneficiaries of Section 2, having the right to enforce such Section. (k) This Termination Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Termination Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Termination Agreement.

EXECUTION VERSION 5 (l) Each party agrees that the Electronic Signatures, whether digital or encrypted, of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. “Electronic Signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to the Electronic Signature Act of 1996 (§§ 668.001 et seq., Fla. Stat.) and the Uniform Electronic Transaction Act (§ 668.50, Fla. Stat.) as amended from time to time. IN WITNESS WHEREOF, the Parties have executed this Termination Agreement as of the date first written above. JOURNEY INSURANCE COMPANY By_____________________ Name: Title: UNITED INSURANCE HOLDINGS CORP. By_____________________ Name: Title: RJ KILN & CO. (NO. 3) LIMITED By_____________________ Name: Title: By_____________________ Name: Title: